UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2015

LOCKHEED MARTIN CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-11437	52-1893632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6801 Rockledge Drive Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

(301) 897-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 19, 2015, Lockheed Martin Corporation (“Lockheed Martin” or the “Corporation”) entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with United Technologies Corporation (“UTC”) and certain wholly-owned subsidiaries of UTC (collectively, “Sellers”), pursuant to which, subject to the satisfaction or waiver of certain conditions, Lockheed Martin will purchase from Sellers all of the issued and outstanding equity of Sikorsky Aircraft Corporation and certain affiliated entities (collectively, “Sikorsky” or the “Sikorsky Aircraft Business”) (the “Transaction”). Sikorsky is a global company engaged in the design, manufacture and support of military and commercial helicopters. Once the acquisition is complete, Lockheed Martin plans to align Sikorsky under the Corporation’s Missions Systems and Training (MST) business area.

The purchase price for the Transaction is $9.0 billion in cash (the “Purchase Price”), subject to certain adjustments. Lockheed Martin and UTC have agreed to make a joint election under Section 338(h)(10) of the Internal Revenue Code, which treats the transaction as an asset purchase for tax purposes. Lockheed Martin expects to fund the Purchase Price with a combination of cash on hand and new debt issuances.

The completion of the Transaction is subject to customary closing conditions, including, the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and certain other competition and regulatory approvals. The Transaction is not subject to approval by the stockholders of either party.

The Stock Purchase Agreement contains representations and warranties and covenants of the Sellers and Lockheed Martin customary for a transaction of this nature. Between the date of the Stock Purchase Agreement and the closing date, the Sellers have agreed to operate the Sikorsky Aircraft Business in the ordinary course of business consistent with past practice, to use their reasonable best efforts to preserve intact Sikorsky’s business organizations and business relationships and to comply with certain other operating covenants.

The Stock Purchase Agreement provides Lockheed Martin and UTC with certain termination rights, including if the closing of the Transaction has not occurred on or prior to the date that is nine months from the date of the Stock Purchase Agreement, except that this date may be extended by either Lockheed Martin or UTC for up to an additional 120 days in circumstances where competition and other regulatory approvals have not yet been obtained.

Lockheed Martin and Sikorsky currently team on a number of programs, including the VH-92 Presidential Helicopter, Combat Rescue Helicopter and the Naval and Special Operations Command MH-60 Helicopter. Lockheed Martin and Sikorsky are also parties to the Advanced Military Maintenance Repair and Overhaul Centre (AMMROC) joint venture to support the maintenance of United Arab Emirates military aircraft.

A copy of the Stock Purchase Agreement is attached as Exhibit 2.1 to this current report on Form 8-K and is incorporated herein by reference. The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement.

The representations and warranties and covenants set forth in the Stock Purchase Agreement have been made only for the purposes of the Stock Purchase Agreement and solely for the benefit of the parties to the Stock Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties to the Stock Purchase Agreement instead of establishing these matters as facts, as well as by information contained in each party’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. In addition, such representations and warranties were made only as of the dates specified in the Stock Purchase Agreement. Accordingly, the Stock Purchase Agreement is included in this filing only to provide investors with information regarding the terms of the Stock Purchase Agreement and not to provide investors with any other factual information regarding the parties or their respective businesses.

Forward Looking Statements

This current report on Form 8-K contains statements which, to the extent they are not recitations of historical fact, constitute forward-looking statements within the meaning of the federal securities laws, and are based on Lockheed Martin’s current expectations and assumptions, including, among other things, statements regarding the Transaction and the expected benefits of the Transaction, including expected synergies and costs savings and the potential for growth and expanded capabilities and customer relationships as a result of the Transaction;

the future performance of the Corporation or of any such businesses if any such transaction is completed; and future and estimated sales, earnings, cash flows, charges, expenditures, dividends and share repurchases of the Corporation. The words “believe,” “estimate,” “anticipate,” “project,” “intend,” “expect,” “plan,” “outlook,” “scheduled,” “forecast,” and similar expressions are intended to identify forward-looking statements. There can be no assurance that any transaction or future events will occur as anticipated, if at all, or that actual results will be as expected. These statements are not guarantees of future performance and are subject to risks and uncertainties. Actual results may differ materially due to factors such as: the failure to obtain, delays in obtaining, or adverse conditions contained in any required regulatory or other approvals for consummation of the Transaction; the failure to consummate or a delay in consummating the Transaction for other reasons; the failure by the Corporation to obtain the necessary debt to finance the purchase price of the Transaction on favorable terms or at all; the failure of the Corporation to realize the intended tax benefits from the Transaction; the Corporation’s business or the Sikorsky Aircraft Business being disrupted due to transaction-related uncertainty; the Corporation being unable to successfully integrate the Sikorsky Aircraft Business and generate synergies and other cost savings; the risk of litigation relating to any transaction; competitive responses to any transaction; unexpected costs, charges or expenses resulting from any transaction; potential adverse reactions or changes to business relationships from the announcement or completion of any transaction; the availability of funding for the Corporation’s products and services both domestically and internationally due to general economic conditions, performance, cost and other factors; the effect of capitalization changes (such as share repurchase activity, accelerated pension funding, stock option exercises, or debt levels); and the competitive environment for the Corporation’s products and services. These are only some of the factors that may affect the forward-looking statements contained in this current report on Form 8-K. For a discussion identifying additional important factors that could cause actual results to vary materially from those anticipated in the forward-looking statements, see the Corporation’s filings with the SEC including, but not limited to, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in the Corporation’s Annual Report on Form 10-K for the year ended Dec. 31, 2014 and quarterly reports on Form 10-Q. The Corporation’s filings may be accessed through the Investor Relations page of its website, www.lockheedmartin.com/investor, or through the website maintained by the SEC at www.sec.gov. Except where required by applicable law, the Corporation expressly disclaims a duty to provide updates to forward-looking statements after the date of this Form 8-K to reflect subsequent events, changed circumstances, changes in expectations, or the estimates and assumptions associated with them. The forward-looking statements in this Form 8-K are intended to be subject to the safe harbor protection provided by the federal securities laws.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Stock Purchase Agreement dated as of July 19, 2015 by and among United Technologies Corporation, the other Sellers identified therein, and Lockheed Martin Corporation.*

*	The schedules and exhibits to the Stock Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Lockheed Martin agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lockheed Martin Corporation

Date: July 20, 2015	by:	/s/ Marian S. Block
Marian S. Block
Vice President and Associate General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1	Stock Purchase Agreement dated as of July 19, 2015, by and among United Technologies Corporation, the other Sellers identified therein, and Lockheed Martin Corporation.*

*	The schedules and exhibits to the Stock Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Lockheed Martin agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.